UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 18, 2005

BROOKSTONE, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-21406	06-1182895
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ONE INNOVATION WAY, MERRIMACK, NH (Address of principal executive offices)		03054 (Zip Code)

Registrant’s telephone number, including area code 603-880-9500.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

This Form 8-K/A amends and restates Brookstone, Inc.’s (the “Company’s”) current report on Form 8-K (“Original Filing”), filed with the Securities and Exchange Commission on May 18, 2005. The sole purpose of this amendment is to provide the Company’s Consolidated Statement of Operations and Condensed Consolidated Balance Sheet as part of Exhibit 99.1 of the Original Filing which financial statements and information were excluded from the Original Filing in error. The entire Exhibit 99.1 is hereby amended and restated in this Form 8-K/A and is incorporated by reference herein.

The Company’s Consolidated Statement of Operations and Condensed Consolidated Balance Sheet was included in the Company’s press release entitled “Brookstone Announces First-Quarter 2005 Earnings” released on May 18, 2005 via PRNewswire and posted on the Company’s website.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

99.1	May 18, 2005 Earnings Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 2, 2005	By: /s/ Daniel J. Burke
Daniel J. Burke Assistant Secretary and General Counsel (duly authorized to sign on behalf of registrant)